Exhibit 32

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report of Nelnet, Inc. and subsidiaries (the “Company”) on Form 10-Q for the quarter ended March 31, 2013 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), we certify pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	May 9, 2013	By: /s/ MICHAEL S. DUNLAP
Name: Michael S. Dunlap Title: Chairman and Chief Executive Officer Principal Executive Officer

By: /s/ TERRY J. HEIMES
Name: Terry J. Heimes Title: Chief Financial Officer Principal Financial Officer and Principal Accounting Officer